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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 30, 2003
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

             Maryland                     001-13533             74-2830661
----------------------------------  -------------------    ---------------------
 (State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
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                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  (c) Exhibit

99.1 Press Release, dated July 30, 2003 "NovaStar Announces Earnings Per Share of $2.06 and Dividend of $2.50 for Second Quarter of 2003".

Item 9.  Information provided pursuant to Item 12

         Pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K, NovaStar Financial, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its earnings release for the second quarter of 2003 publicly released on July 30, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NOVASTAR FINANCIAL, INC.

DATE: July 30, 2003                     /s/ Rodney E. Schwatken
                                        ----------------------------------------
                                        Rodney E. Schwatken
                                        Vice President, Treasurer and Controller

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                                  Exhibit Index

Exhibit
Number
------

99.1 Press Release dated July 30, 2003 "NovaStar Announces Earnings Per Share of $2.06 and Dividend of $2.50 for Second Quarter of 2003".